LOANS PAYABLE	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Note 4 - LOANS PAYABLE
a)	On September 21, 2009, the Company completed a private placement in which it sold three promissory notes in the aggregate principal amount of $125,000 and 1,785,715 shares of its common stock for an aggregate purchase price of $125,000.

The promissory notes bear interest at a rate of 10% per annum. Both interest and principal are payable on January 31, 2013.

The aggregate purchase price for the units was allocated equally between the notes and shares contained in each Unit based on their relative fair value. The relative fair value assigned to the shares totaled $62,500. These amounts were recorded as a notes discount and will be amortized as interest expense over the term of the promissory notes.

During the year ended of December 31, 2011, the Company paid interest in the amount of $12,500 (2010 - $ 12,466) and recorded $14,470 (2010 – $15,538) as the accretion expense related to these promissory notes. As at December 31, 2011, the carrying value of these notes was $103,929 (December 2010 - $81,301).

During year ended December 31, 2011, the Company expensed $3,044 (2010 - $73,853) of the debt issue costs related to promissory notes, and at December 31, 2011, the balance of debt issue costs was $3,303 (December 2010 - $6,347).

b)	During the year ended December 31, 2011, the Company received a net advance of 213,244 RMB (US $33,884) (December 31, 2010 – 207,325 RMB (US $32,530)) from BioCurex China’s Agent. The advance is non-interest bearing, unsecured and due on demand.